                                     FORM OF
                              EMPLOYMENT AGREEMENT

This Employment Agreement made and entered into on this, the 16th day of April,
2001 by and between Robert O'Donovan, an individual whose address is 124 N.W.
21st Court, #2, Wilton Manors, Florida 33311, (hereinafter referred to as
"O'Donovan") and the World Roller Alliance, Inc., a Florida Corporation, 812
S.E. 8th Avenue, Deerfield Beach, Florida 33441, (hereinafter referred to as the
"Company") concerning O'Donovan's employment as VICE PRESIDENT OF OPERATIONS of the Company.

                                   WITNESSETH:

         1.       EMPLOYMENT:  The Company hereby agrees to employ  O'Donovan in the capacity  stated above,  and O'Donovan hereby accepts said employment pursuant to the terms and conditions hereinafter set forth.

         2.       TERM: The term of this  Agreement  shall be for Three (3)
years from the date first listed above or shall become effective upon adequate capitalization of the Company.  Upon each anniversary  thereof, if not otherwise terminated prior to said anniversary or in default,  or otherwise amended as provided for herein,  the term and all provisions of this Agreement shall be automatically  extended in one (1) year increments  unless the Company or
O'Donovan gives notice to the contrary.

         3.       COMPENSATION:  The Company shall pay to O'Donovan as
compensation  for any and all services  rendered in any capacity a base salary of FIFTY TWO THOUSAND DOLLARS AND NO CENTS  ($52,000.00) per annum,  which shall be payable in a manner  consistent  with pay periods to be established by the
Company for all  executives.  Said initial base annual salary may be  increased by the  President  and/or  Board of  Directors  of the  Company  to such extent,  if any,  as is deemed appropriate based on annual,  semi-annual or other  non-scheduled  review of O'Donovan's  performance.  In addition to said salary as described herein,  the Company may from time to time, pay O'Donovan additional  bonuses,  if any, as the Company President and/or Board of Directors
may determine to be warranted based upon O'Donovan's performance.

         4.       EXPENSES:  In addition to the compensation  hereinabove
provided,  the Company shall reimburse O'Donovan for, or absorb the ordinary, necessary and reasonable  business  expenses incurred by O'Donovan in the interest of and for the benefit of the Company.  Any expense  exceeding Two
Hundred Fifty Dollars and no cents  ($250.00) which O'Donovan shall personally pay for that qualifies for  reimbursement by the Company,  or any financial commitment on behalf of the Company that exceeds Two Hundred  Fifty  Dollars and no cents  ($250.00)  shall be approved by the  President of the Company or his designee  prior to such expense  being  incurred by  O'Donovan  or committed to on behalf of the Company by O'Donovan  when such expense expenditure approval is reasonably available.

         5.       INSURANCE:  O'Donovan shall be entitled to any and all life and health  insurance  and/or medical related benefits as  customarily  provided to all  executives of the Company when such  benefits  become  available.  Said life and health insurance and/or medical related benefits shall be provided at
Company expense for O'Donovan.

         6.       DUTIES AND  AUTHORITY:  O'Donovan  shall,  using his best
judgment,  be  responsible  for  coordinating, reviewing,  modifying and overseeing all work and/or  employees or independent  contractors in the area generally known and referred to as "operations" of a company.  Such "operations"
shall include,  but not necessarily be limited to any and all physical equipment manufacture,  design,  procurement,  maintenance  or other related  matters pertaining to any and all physical equipment of the Company.  In addition,  all transportation  and/or movement of Company personnel and/or equipment shall fall under the area of  "operations."  Such  duties as  described  may be  amended as required  and are under the approval of the Company President and/or Board of
Directors.

                  O'Donovan agrees to devote  substantially his entire time and best efforts to the business of the Company and shall have no other outside business  interest  without the express,  written approval of the President of the Company. The  expenditure  of  reasonable  amounts  of time for  charitable or civic  activities  or  fulfillment  of any  military obligations
(Reserves/National  Guard/etc.),  however,  will not be  deemed a breach  of this  Agreement.  The  making  of passive personal investments will not be prohibited  hereunder,  provided said investments do not materially interfere with the  services required  to be rendered to the  Company or conflict with the business of the Company or any  division or subsidiary.

                  The  Company  President  and/or  Board of  Directors  retains and in no way  yields  any of its  duties, responsibilities  or powers given by the Company Charter or by-laws,  including,  but not limited to establishing policies of the Company, overseeing the operations of the Company and any capital expenditures on behalf of the Company.

         7.       ILLNESS DURING THE TERM OF THIS  AGREEMENT:  O'Donovan shall be entitled to the same number of sick leave days per year as established by the
Company for all  executives.  The Company  President shall have the authority to extend this number if warranted.

         8.       WORKING  FACILITIES:  The Company shall furnish  O'Donovan with  facilities and services  suitable to his position and adequate for the performance of his duties and obligations.

         9.       VACATIONS:  A formal vacation policy for the Company has not been established,  however,  O'Donovan shall be entitled to the same amount of annual vacation time as all senior  executives of the Company,  with such period extended as may be mutually agreed in writing without loss of compensation.

         10.      TERMINATION  AGREEMENT:  In addition to any other  provisions of this  Agreement,  this  Agreement  shall terminate upon the happening of any of the following events:

                  (a)      If O'Donovan  decides to terminate  his  employment,
he may do so upon thirty (30) days written notice to the Company,  by certified mail, in which event he shall forfeit all remaining  compensation  and benefits under this Agreement.

                  (b)      Upon breach of any provision or covenant required to
be performed or observed, or any material act of fraud, moral turpitude, gross negligence or willful misfeasance by O'Donovan, the Company may terminate this
Agreement by written notice to O'Donovan of said breach by certified mail.  In the event such termination is based on documented lack of performance, such notice shall be given thirty (30) days prior to such termination.  In the event such termination is based on any material act of fraud, moral turpitude, gross negligence or willful misfeasance, termination shall become effective upon receipt of written notice by O'Donovan.  In such event, O'Donovan shall forfeit all remaining compensation and benefits under this Agreement.

                  (c)      Whenever the Company and O'Donovan shall mutually
agree in writing to terminate this Agreement.

                  (d)      The Company or it's operating division/subsidiary in
which O'Donovan functions shall cease operation.

         11.      NON-COMPETITION:  In the event of the termination of this
Agreement for any reason, O'Donovan agrees that for a period of six (6) months following the termination, (a) he shall not directly or indirectly, solicit any existing employee or independent contractor working with or for the company to leave the Company for any organization with which O'Donovan should be come associated either directly or indirectly, and (b), he will not engage in any activity that directly or indirectly competes with the business of the Company in any manner, and (c) he will treat as confidential any and all information about Company operation including but not limited to financial information, talent salaries, or information in any way related to television production or live arena events of the Company.

         12.      APPLICABLE LAW:  This Agreement shall be governed by and
construed pursuant to the laws of the State of Florida, where it was made and executed.

         13.      NOTICES:  Any notices required to be given hereunder pursuant to the provisions of this Agreement shall be in writing and sent certified mail to the parties at the addresses listed in the preamble of this document or any amended addresses provided by or to the Company.

         14.      ARBITRATION:  In the event any controversy or question arises with respect to the interpretation of any term or provision of this Agreement or in the event the party against whom or which a breach of this Agreement is claimed believes, in good faith, that (a) no breach has occurred; or (b) that the party claiming a breach of this Agreement has also breached the Agreement, then prior to the institution of any legal proceedings, the matter or matters shall be settled by arbitration before three (3) arbitrators, one of whom is selected by each party and the third to be selected by the arbitrators selected by O'Donovan and the Company.  Said arbitration shall be conducted in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  The place of this arbitration shall be at the discretion of the Company.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year first written above.

COMPANY:          WORLD ROLLER ALLIANCE, INC.

                           By: /s/ Patrick J. Schaefer
                                  Patrick J. Schaefer
                                  President/Chief Executive Officer

O'DONOVAN:        By: /s/ Robert O'Donovan
                                  Robert O'Donovan, Employee

WITNESS:          ______________________________

                           ______________________________

Sworn to and subscribed before me this the ___ day of __________, 2001 in the
County and State aforesaid.

                                                     ________________________
                                                     Notary Public
                                                     State of Florida
My commission expires: